UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 3, 2020

METROPOLITAN BANK HOLDING CORP.
(Exact name of the registrant as specified in its charter)
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New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 659-0600
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2020, Anthony J. Fabiano announced his retirement as Executive Vice President of Metropolitan Bank Holding Corp. (the “Company”) and its wholly owned subsidiary, Metropolitan Commercial Bank (the “Bank”), effective September 4, 2020.
On August 3, 2020, Gregory A. Sigrist was hired.  He will join the Company and the Bank on August 10, 2020 and officially assume the role of Executive Vice President and Chief Financial Officer of the Company and the Bank on September 4, 2020. Before joining the Company, Mr. Sigrist, age 52, served as the Executive Vice President and Chief Financial Officer of Columbia Banking System, Inc. and its wholly owned subsidiary Columbia State Bank, from June 4, 2018 until February 28, 2020.  Prior to his tenure at Columbia Banking System, Inc., Mr. Sigrist spent 12 years with Morgan Stanley as a Managing Director in a number of senior financial roles, including being appointed Chief Financial Officer of Morgan Stanley Bank, N.A. in 2014.  Prior to that, he served for five years as Vice President, Corporate Accounting Policy/M&A Finance with Citigroup.  Mr. Sigrist built the foundation of his career with Ernst & Young and McGladrey & Pullen in senior auditing roles of financial services clients including regional and community banks before transitioning into the banking industry in 2001. He earned a Bachelor’s degree in Accounting with University Honors from Illinois State University and is a Certified Public Accountant in Illinois.
A copy of a press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.1	Finanical Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

Dated: August 6, 2020	By: /s/ Mark R. DeFazio
Mark R. DeFazio
President and Chief Executive Officer